                                                                    EXHIBIT 10.2

                               FIRST AMENDMENT TO
                               ------------------
                  THIRD AMENDED AND RESTATED CREDIT AGREEMENT
                  -------------------------------------------

     This First Amendment to Third Amended and Restated Credit Agreement (this "First Amendment") is entered into effective as the Effective Date (as hereinafter defined) by and among QUICKSILVER RESOURCES INC., a Delaware corporation ("Borrower"), BANK OF AMERICA, N.A., a national banking association, as Administrative Agent ("Administrative Agent") and each of the financial institutions a party hereto as Banks.

                              W I T N E S S E T H:
                              - - - - - - - - - -

     WHEREAS, Borrower, Administrative Agent, Bank of America, N.A., Paribas, MeesPierson Capital Corp., The Fuji Bank, Ltd. and CIBC Inc. (collectively, the "Banks") are parties to that certain Third Amended and Restated Credit Agreement dated as of March 31, 2000 (as amended, the "Credit Agreement") (unless otherwise defined herein, all terms used herein with their initial letter capitalized shall have the meaning given such terms in the Credit Agreement); and

     WHEREAS, pursuant to the Credit Agreement, the Banks have made a Loan to Borrower and provided certain other credit accommodations to Borrower; and

     WHEREAS, pursuant to the Subordinate Note Agreement, Borrower has issued, and certain Subordinate Noteholders have purchased, Subordinate Notes; and

     WHEREAS, Borrower, TCW Collateral Agent and Subordinate Noteholders desire to enter into a First Amendment to Note Purchase Agreement (the "Amendment to Subordinate Note Agreement") pursuant to which the Subordinate Note Agreement will be amended to, among other things, (i) provide for the issuance by Borrower, and the purchase by New York Life Insurance Company and New York Life Insurance and Annuity Corporation (collectively, the "New Purchasers"), of additional Subordinate Notes (the "Additional Subordinate Notes") in an aggregate amount of $10,000,000, and (ii) modify the EBITDAX to Consolidated Fixed Charges ratio (the "Fixed Charge Ratio") contained in Section 9.1(m) of the Subordinate Note Agreement for the period commencing on the effective date of the Amendment to Subordinate Note Agreement and ending on the Initial Amortization Date (as defined in the Subordinate Note Agreement) from its current level of 1.25 to 1 to an amended level of 2.0 to 1, such Fixed Charge Ratio to revert to 1.25 to 1 from and after the Initial Amortization Date (the proposed amendment to the Fixed Charge Ratio being referred to herein as the "Financial Ratio Amendment"); and

     WHEREAS, the issuance by Borrower, and the purchase by the New Purchasers, of the Additional Subordinate Notes constitutes the "Post-Closing Debt Issuance" defined in the Credit Agreement; and

     WHEREAS, Borrower has requested that (i) the Credit Agreement be amended in certain respects as set forth herein, and (ii) the Banks consent to the Financial Ratio Amendment; and

     WHEREAS, subject to the terms and conditions herein contained, the Banks have agreed to Borrower's requests.

     NOW THEREFORE, for and in consideration of the mutual covenants and agreements herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged and confessed, Borrower, Administrative Agent and the Banks hereby agree as follows:

     SECTION 1. Amendments. In reliance on the representations, warranties, covenants and agreements contained in this First Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 5 hereof, the Credit Agreement is hereby amended effective as of April 24, 2000 (which date shall be the date of the consummation of the Post-Closing Debt Issuance and shall be referred to herein as the "Effective Date") in the manner provided in this Section 1.

     1.1 Additional Definition. Section 2.1 of the Credit Agreement is amended to add thereto in alphabetical order the definition of "First Amendment" which shall read in full as follows:

               "First Amendment" means that certain First Amendment to Third Amended and Restated Credit Agreement dated effective as of April 24, 2000 among Borrower, Administrative Agent and the financial institutions a party thereto as Banks.

     1.2 Amendment to Definitions. The definitions of "Applicable Margin," "Letter of Credit Fee" and "Loan Papers" set forth in Section 2.1 of the Credit Agreement are amended to read in full as follows:

     "Applicable Margin" means, on any date, with respect to each Eurodollar Loan, an amount determined by reference to the ratio of Outstanding Credit to the Borrowing Base on such date in accordance with the table below:


     ===========================================================================
               Ratio of Outstanding                        Applicable Margin for
             Credit to Borrowing Base                       Eurodollar Tranches
     ---------------------------------------------------------------------------
     less than or equal to .50 to 1                                  1.250%
     --------------------------------------------------------------------------
     greater than .50 to 1 less than or equal to .75 to 1            1.500%
     --------------------------------------------------------------------------
     greater than .75 to 1 less than or equal to .90 to 1            1.875%
     --------------------------------------------------------------------------
     greater than .90 to 1 less than or equal to 1                   2.250%
     ==========================================================================

     "Letter of Credit Fee" means, with respect to any Letter of Credit issued hereunder, a fee in an amount equal to a percentage of the stated amount of such Letter of Credit (calculated on a per annum basis based on the stated term of such Letter of Credit) determined by reference to the ratio of the Outstanding Credit to the Borrowing Base in effect on the date such Letter of Credit is issued in accordance with the table below:

     ===========================================================================
               Ratio of Outstanding                         Per Annum Letter of
             Credit to Borrowing Base                           Credit Fee
     ---------------------------------------------------------------------------
     less than or equal to .50 to 1                               1.250%
     --------------------------------------------------------------------------
     greater than .50 to 1 less than or equal to .75 to 1         1.500%
     --------------------------------------------------------------------------
     greater than .75 to 1 less than or equal to .90 to 1         1.875%
     --------------------------------------------------------------------------
     greater than .90 to 1 less than or equal to 1                2.250%
     ==========================================================================

               "Loan Papers" means this Agreement, the First Amendment, the Notes, any Subsidiary Guaranty (which may hereafter be executed), all Mortgages now or at any time hereafter delivered pursuant to Section 7.1, the Collateral Assignments, any Borrower Pledge Agreement (which may hereafter be executed), any Subsidiary Pledge Agreement (which may hereafter be executed), the Subordination Agreements and all other certificates, documents or instruments delivered in connection with this Agreement, as the foregoing may be amended from time to time.

     1.3 Amendment to Cinnabar Provisions. Section 11.15 of the Credit Agreement is amended to read in full as follows:

               " SECTION 11.15 Cinnabar. In marketing the Hydrocarbons of Borrower and its Subsidiaries, Cinnabar shall act as their marketing agent, and Borrower will not, nor will Borrower permit any other Credit Party to, permit Cinnabar to claim or take title to any Hydrocarbons which Cinnabar markets on their behalf or to claim or take title to any accounts receivable resulting from the sale of such Hydrocarbons, and all payments for the sale of such Hydrocarbons by the purchasers obtained by Cinnabar shall be made directly to Borrower or to the Subsidiary of Borrower selling such Hydrocarbons. So long as any guaranty by Borrower of any Cinnabar Marketing Obligations is in effect, Borrower will not permit Cinnabar to
     (a) incur Debt, or (b) grant a Lien on its accounts receivable or other assets to any Person other than Borrower (provided, that, Cinnabar may grant such a Lien to any other guarantor of Cinnabar Marketing Obligations in proportion to the amount guaranteed by such other guarantor)."

     1.4 New Schedule 2. The Credit Agreement shall be amended by deleting the Schedule 2 attached thereto and replacing the same with the Schedule 2 attached to this First Amendment.

     SECTION 2. Consent. Subject to and upon the terms and conditions contained herein, the Banks hereby consent to the Financial Ratio Amendment.
The consent herein contained is limited solely to the Financial Ratio Amendment, and nothing contained herein shall be deemed a consent to any action other than the amendment to the Subordinate Note Agreement evidencing the Financial Ratio Amendment.

     SECTION 3.     Borrowing Base.  Pursuant to, and in accordance with,
Section 6.5 of the Credit Agreement, the Borrowing Base shall (a) reduce immediately upon the consummation of the Post-Closing Debt Issuance to an amount equal to $195,000,000, and (b) continue to be $195,000,000 until the next Redetermination of the Borrowing Base thereafter. If a Borrowing Base

Deficiency exists after giving effect to the Redetermination described in this
Section 3 and required by Section 6.5 of the Credit Agreement, Borrower shall eliminate such Borrowing Base Deficiency by making a single mandatory prepayment of principal on the Loan in an amount equal to the entire amount of such Borrowing Base Deficiency as required by Section 3.4 of the Credit Agreement.

     SECTION 4.     Mandatory Prepayment.  Pursuant to, and in accordance with,
Section 3.5 of the Credit Agreement, immediately upon the consummation of the Post-Closing Debt Issuance, Borrower shall make a mandatory prepayment in the amount of $10,000,000 to the principal of the Loan.

     SECTION 5. Conditions Precedent. The effectiveness of (a) the amendments to the Credit Agreement contained in Section 1 hereof, and (b) the consent by the Banks contained in Section 2 hereof, is subject to the satisfaction of each of the following conditions precedent.

     5.1 Subordinate Note Documents. Administrative Agent shall have received a copy of the Amendment to Subordinate Note Agreement, together with each Additional Subordinate Note, each of which shall be accompanied by a certificate executed by an Authorized Officer of Borrower certifying that such copies are accurate and complete and represent the complete understanding and agreement of the parties thereto.

     5.2 Fees and Expenses. Borrower shall have paid all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     5.3 Borrowing Base Deficiency. Borrower shall have eliminated any Borrower Base Deficiency resulting from the Redetermination described in Section 3 hereof and Section 6.5 of the Credit Agreement as required by Section 3.4 of the Credit Agreement.

     5.4 Mandatory Prepayment. Borrower shall have made the mandatory prepayment required by Section 4 hereof and Section 3.5 of the Credit Agreement.

     SECTION 6. Representations and Warranties of Borrower. To induce the Banks and Administrative Agent to enter into this First Amendment, Borrower hereby represents and warrants to Administrative Agent and the Banks as follows:

     6.1 Credit Agreement. Each representation and warranty of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Papers is true and correct on the date thereof.

     6.2 Authorization. The execution, delivery and performance by Borrower of this First Amendment are within Borrower's corporate powers, have been duly authorized by all necessary corporate action, require no action by or filing with, any governmental body, agency or official and do not violate or constitute a default under any provision of applicable Law or Material Agreement binding upon Borrower or any of its Subsidiaries or result in the creation or imposition of any Lien upon any of the assets of Borrower or any of its Subsidiaries other than the Liens securing the Obligations.

     6.3 Binding Effect. This First Amendment constitutes the valid and binding obligation of Borrower enforceable in accordance with its terms, except as (a) the enforceability thereof may be limited by bankruptcy, insolvency or similar Laws affecting creditors rights generally, and (b) the availability of equitable remedies may be limited by equitable principles of general application.

     6.4 No Defenses. Borrower has no defenses to payment, counterclaim or rights of set-off with respect to the Obligations existing on the date hereof.

     SECTION 7.     Miscellaneous.

     7.1 Reaffirmation of Loan Papers; Extension of Liens. Any and all of the terms and provisions of the Credit Agreement and the Loan Papers shall, except as amended and modified hereby, remain in full force and effect. Borrower hereby extends the Liens securing the Obligations until the Obligations have been paid in full or are specifically released by Administrative Agent and the Banks prior thereto, and agrees that the amendments and modifications herein contained shall in no manner adversely affect or impair the Obligations or the Liens securing payment and performance thereof.

     7.2 Parties in Interest. All of the terms and provisions of this First Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     7.3 Legal Expenses. Borrower hereby agrees to pay on demand all reasonable fees and expenses of counsel to Administrative Agent incurred by Administrative Agent; however, no party shall be bound by this First Amendment until Borrower and Required Banks have executed a counterpart hereof in connection with the preparation, negotiation and execution of this First Amendment and all related documents.

     7.4 Counterparts. This First Amendment may be executed in counterparts, and all parties need not execute the same counterpart however, no party shall be bound by this First Amendment until Borrower and Required Banks have executed a counterpart hereof. Facsimiles shall be effective as originals.

     7.5 Complete Agreement. THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN PAPERS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN OR AMONG THE PARTIES.

     7.6 Headings. The headings, captions and arrangements used in this First Amendment are, unless specified otherwise, for convenience only and shall not be deemed to limit, amplify or modify the terms of this First Amendment, nor affect the meaning thereof.

                           [Signature Pages Follow]

     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective Authorized Officers effective as of the Effective Date.

                              BORROWER:
                              --------

                              QUICKSILVER RESOURCES INC., a Delaware corporation

                              By:    /s/ Glenn Darden
                                    --------------------------------------------
                                         Glenn Darden, President


                              ADMINISTRATIVE AGENT:
                              --------------------

                              BANK OF AMERICA, N.A.


                              By:    /s/ J. Scott Fowler
                                    --------------------------------------------
                                         J. Scott Fowler,
                                         Managing Director


                              BANKS:
                              -----

                              BANK OF AMERICA, N.A.


                              By:    /s/ J. Scott Fowler
                                    --------------------------------------------
                                         J. Scott Fowler,
                                         Managing Director



                              PARIBAS


                              By:    /s/ Marian Livingston
                                    --------------------------------------------
                              Name:      MARIAN LIVINGSTON
                                    --------------------------------------------
                              Title:      Vice President
                                    --------------------------------------------



                              By:    /s/ Michael H. Fiuzat
                                    --------------------------------------------
                              Name:      MICHAEL H. FIUZAT
                                    --------------------------------------------
                              Title:      Vice President
                                    --------------------------------------------

                              MEESPIERSON CAPITAL CORP.


                              By:    /s/ Christopher S. Parada
                                    --------------------------------------------
                              Name:      CHRISTOPHER S. PARADA
                                    --------------------------------------------
                              Title:      Vice President
                                    --------------------------------------------

                              By:
                                    --------------------------------------------
                              Name:
                                    --------------------------------------------
                              Title:
                                    --------------------------------------------



                              CIBC INC.


                              By:    /s/ M. Beth Miller
                                    --------------------------------------------
                              Name:      M. BETH MILLER
                                    --------------------------------------------
                              Title:     Authorized Signatory
                                    --------------------------------------------


                              THE FUJI BANK, LTD.

                              By:    /s/ Yoshiaki Inoue
                                    --------------------------------------------
                              Name:      YOSHIAKI INOUE
                                    --------------------------------------------
                              Title:     SENIOR VICE PRESIDENT & MANAGER
                                    --------------------------------------------

                                   SCHEDULE 2

                                  INVESTMENTS

1.   Borrower:

     a. Fifty percent (50%) Equity in Beaver Creek Pipeline, LLC, a Michigan limited liability company;

     b. Fifty percent (50%) Equity in Cinnabar Energy Services and Trading, LLC, a Michigan limited liability company;

     c. One hundred percent (100%) Equity in Terra Energy Ltd., a Michigan corporation.

2.   Terra:

     a. One hundred percent (100%) Equity in Energy Acquisition Operating Corporation, a Michigan corporation;

     b. One hundred percent (100%) Equity in Kristen Corporation, a Michigan corporation;

     c. One hundred percent (100%) Equity in Terra Pipeline Company, a Michigan corporation;

     d.   Minority Equity interest in each of the following:

          State 26 Production Company, Inc.
          J.R. Productions, Inc.
          Eagle Productions, Inc.
          Northwest Operations, Inc.
          Phoenix Operating Company, Inc.
          Terra-Westside Processing Company Partnership
          Terra-Hayes Pipeline General Partnership